                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
                   DIVIDEND REINVESTMENT PLAN      30



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            5.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

------------------------------
NYSE Ticker Symbol - VOT
------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     6.04%
-----------------------------------------------------------------------
One-year total return(1)                                     18.85%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      9.81%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  5.36%
-----------------------------------------------------------------------
Commencement date                                           6/25/93
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.74%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 10.98%
-----------------------------------------------------------------------
Net asset value                                              $14.44
-----------------------------------------------------------------------
Closing common share market price                            $13.71
-----------------------------------------------------------------------
Six-month high common share market price (02/22/02)          $14.19
-----------------------------------------------------------------------
Six-month low common share market price (12/26/01)           $12.71
-----------------------------------------------------------------------
Preferred share (Series A) rate(4)                           1.700%
-----------------------------------------------------------------------
Preferred share (Series B) rate(4)                           1.400%
-----------------------------------------------------------------------
Preferred share (Series C) rate(4)                           1.033%
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal tax bracket effective for calendar year 2002.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2002
- AAA/Aaa............  67.6%   [PIE CHART]
- AA/Aa..............  12.2%
- A/A................  13.9%
- BBB/Baa............   4.7%
- BB/Ba..............   0.3%
- Non-Rated..........   1.3%
As of October 31, 2001
- AAA/Aaa............  64.4%   [PIE CHART]
- AA/Aa..............  13.1%
- A/A................  16.1%
- BBB/Baa............   5.3%
- BB/Ba..............   0.3%
- Non-Rated..........   0.8%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/ Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                           0.0700
12/01                                                                           0.0700
1/02                                                                            0.0745
2/02                                                                            0.0770
3/02                                                                            0.0770
4/02                                                                            0.0770

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Retail Electric/Gas/Telephone                                              15.1%                              16.7%
Water & Sewer                                                              14.7%                              11.1%
Health Care                                                                14.1%                              15.4%
Public Education                                                           11.0%                              11.8%
General Purpose                                                             9.9%                               7.7%

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1993 through April 2002)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/93                                                                      14.77                              15.0000
                                                                          14.95                              14.9500
                                                                          15.69                              14.7500
                                                                          15.48                              14.0000
                                                                          13.21                              12.2500
6/94                                                                      13.09                              12.5000
                                                                          12.78                              11.1250
                                                                          12.06                              10.2500
                                                                          13.32                              11.7500
6/95                                                                      13.13                              11.1250
                                                                          13.39                              11.2500
                                                                          14.30                              11.5000
                                                                          13.57                              11.5000
6/96                                                                      13.43                              11.1250
                                                                          13.75                              11.6250
                                                                          14.00                              11.5000
                                                                          13.63                              11.7500
6/97                                                                      14.06                              12.2500
                                                                          14.47                              12.8750
                                                                          14.80                              13.5000
                                                                          14.78                              13.5000
6/98                                                                      14.62                              13.6250
                                                                          15.21                              13.9375
                                                                          15.03                              14.5000
                                                                          14.88                              14.1250
6/99                                                                      14.17                              12.9370
                                                                          13.65                              11.9375
                                                                          13.09                              11.6875
                                                                          13.44                              11.5000
6/00                                                                      13.40                              11.3125
                                                                          13.66                              12.0620
                                                                          14.27                              12.3750
                                                                          14.46                              12.4800
6/01                                                                      14.26                              12.6400
                                                                          14.72                              13.0900
                                                                          14.28                              12.9300
                                                                          14.12                              13.0100
4/02                                                                      14.44                              13.7100

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's current monthly dividend of $0.0770 per share translated to a distribution rate of 6.74 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have had to earn a distribution rate of 10.98 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 6.04 percent based on common share market price. This reflects an increase in common share market price from $13.36 per share on October 31, 2001 to $13.71 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.08 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   We began to anticipate that the
economic recovery would eventually gain traction. Economic strength has historically resulted in higher interest rates, which have in turn put pressure on the prices of lower-rated bonds with higher yields. As a result, we moved to insulate the portfolio from this potential volatility by selling positions that had appreciated to the point where we believed they no longer offered compelling relative value. For example, we reduced the trust's exposure to hospital bonds that had met or exceeded our performance expectations.

    We put the proceeds from these sales to work in higher-quality core sectors such as water and sewer and general purpose bonds. These sectors have historically offered less yield than lower-rated paper but as compensation, have had more predictable structural and credit characteristics. As a result of these purchases, the portfolio's exposure to AAA rated paper climbed by more than 3 percent over the period.

    The portfolio also experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. The single-family housing sector was a case in point, and some of the portfolio's position in those bonds was called away. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere.

    Consistent with our long-term strategy, we maintained our focus on adjusting the portfolio to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various states and sectors, which become more or less attractive over time according to internal dynamics. We also sought to take advantage of issuance of bonds with premium coupons and moderate interest-rate vulnerability. These credits have historically offered the dual advantage of strong income with the interest-rate exposure of an intermediate bond (as opposed to a long bond). Through careful issue selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may likely drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  164.1%
           ALABAMA  3.1%
$ 1,000    Birmingham Baptist Med Ctr AL Baptist Hlth
           Sys Ser A................................... 5.875%   11/15/24   $  1,000,360
  3,215    Hoover, AL Brd Ed Cap Outlay Tax Antic Wts
           (MBIA Insd)................................. 5.250    02/15/15      3,360,929
  1,000    Valley, AL Spl Care Fac Fin Auth Rev Lanier
           Mem Hosp Ser A.............................. 5.600    11/01/16        899,810
                                                                            ------------
                                                                               5,261,099
                                                                            ------------
           ARIZONA  3.1%
  2,835    Maricopa Cnty, AZ Uni Sch Dist No 41 Gilbert
           Rfdg (FSA Insd) (a)......................... 4.500    07/01/13      2,870,664
    770    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)....................................... 7.250    07/15/10        807,845
  1,500    Scottsdale, AZ Indl Dev Auth Hosp Rev
           Scottsdale Hlthcare......................... 5.800    12/01/31      1,502,730
                                                                            ------------
                                                                               5,181,239
                                                                            ------------
           CALIFORNIA  18.7%
  7,195    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj C (FSA Insd).......   *      09/01/21      2,473,497
  1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
           Proj Ser C (FSA Insd)....................... 6.000    09/01/16      1,488,682
  4,600    California St Pub Wks Brd Lease Rev Var Univ
           CA Proj A Rfdg.............................. 5.500    06/01/10      5,044,222
  5,905    California St Pub Wks Brd Lease Rev Var Univ
           CA Proj A Rfdg.............................. 5.500    06/01/14      6,511,503
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/18      2,096,650
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Sr Lien Ser A (Prerefunded @ 01/01/07)...... 6.500    01/01/32      2,305,140
 11,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
           Rev Crossover Rfdg (FGIC Insd).............. 5.375    09/01/23     11,579,235
                                                                            ------------
                                                                              31,498,929
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           COLORADO  6.9%
$ 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser B (Prerefunded @ 08/31/05)... 7.000%   08/31/26   $  1,157,900
  7,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser C (Prerefunded @ 08/31/05)...   *      08/31/26      1,408,575
  1,250    Colorado Hlth Fac Auth Rev Hosp Portercare
           Adventist Hlth.............................. 6.500    11/15/31      1,299,987
  2,650    Denver, CO City & Cnty Arpt Rev Ser B....... 7.250    11/15/05      2,746,857
    895    Denver, CO City & Cnty Arpt Rev Ser B....... 7.250    11/15/07        927,712
    105    Denver, CO City & Cnty Arpt Rev Ser B
           (Prerefunded @ 11/15/02).................... 7.250    11/15/07        110,076
  1,500    Denver, CO City & Cnty Arpt Rev Ser D....... 7.750    11/15/13      1,802,955
  3,915    E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser
           B (MBIA Insd)...............................   *      09/01/13      2,256,528
                                                                            ------------
                                                                              11,710,590
                                                                            ------------
           CONNECTICUT  1.5%
  2,535    Connecticut St Dev Auth Pkg Fac Hartford
           Hosp Rev (MBIA Insd)........................ 6.875    10/01/06      2,592,114
                                                                            ------------

           FLORIDA  4.1%
    925    Florida Hsg Fin Agy Single Family Mtg Ser A
           Rfdg (GNMA Collateralized).................. 6.550    07/01/14        974,552
  2,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
           Ctl Rev Tampa Elec Proj Rfdg................ 8.000    05/01/22      2,068,100
    335    Pinellas Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev Multi Cnty Ser A (GNMA
           Collateralized)............................. 6.650    08/01/21        348,189
  3,750    Tampa Bay Wtr FL Util Sys Rev Ser A (FGIC
           Insd)....................................... 4.750    10/01/27      3,488,362
                                                                            ------------
                                                                               6,879,203
                                                                            ------------
           GEORGIA  0.9%
  1,500    Atlanta, GA Wtr & Wastewtr Rev Ser A (FGIC
           Insd)....................................... 5.500    11/01/22      1,600,500
                                                                            ------------

           ILLINOIS  15.9%
  3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
           Insd).......................................   *      01/01/32        656,588
  4,000    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
           (FGIC Insd).................................   *      12/01/23      1,170,160
  3,365    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd)......................   *      01/01/17      1,464,919

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           ILLINOIS (CONTINUED)
$ 2,400    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A Rfdg (MBIA Insd)........... 5.375%   01/01/32   $  2,337,336
  2,320    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized)....................... 7.000    09/01/27      2,505,739
    475    Chicago, IL Single Family Mtg Rev Ser B
           (GNMA Collateralized)....................... 7.625    09/01/27        536,180
  4,990    Chicago, IL Wtr Rev Sr Lien (AMBAC Insd).... 5.000    11/01/31      4,714,652
  2,540    Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
           Apprec (FGIC Insd)..........................   *      12/01/15      1,274,648
  4,500    Cook Cnty, IL Ser A (FGIC Insd)............. 5.500    11/15/31      4,575,195
  1,000    Illinois Dev Fin Auth Rev Cmnty Rehab
           Providers Fac Ser A......................... 7.375    07/01/25      1,020,260
  1,000    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
           Sys Ser A................................... 6.125    07/01/31        999,220
  4,305    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
           Rfdg........................................ 6.000    11/15/10      4,462,434
    970    Peoria, Moline & Freeport, IL Coll Mtg Ser A
           (GNMA Collateralized)....................... 7.600    04/01/27      1,061,287
                                                                            ------------
                                                                              26,778,618
                                                                            ------------
           INDIANA  11.4%
  4,000    East Chicago, IN Elementary Sch Bldg Corp
           First Mtg Ser A............................. 6.250    07/05/08      4,442,000
  3,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
           Regl Hosp Rfdg (FSA Insd)................... 7.000    08/15/15      3,627,540
  1,000    Indiana Hlth Fac Fin Auth Rev Hlth Sys
           Sisters St Francis.......................... 5.500    11/01/31        989,200
  5,000    Indianapolis, IN Loc Pub Impt Wtrwks Proj
           Ser A (MBIA Insd)........................... 5.250    07/01/33      4,905,600
  3,500    New Albany Floyd Cnty, IN Sch First Mtg
           (FGIC Insd)................................. 5.125    01/15/27      3,413,060
  2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
           Lt.......................................... 5.950    12/01/29      1,852,400
                                                                            ------------
                                                                              19,229,800
                                                                            ------------
           KANSAS  1.2%
  1,895    Riley Cnty, KS Uni Sch Dist Rfdg (MBIA
           Insd)....................................... 5.000    11/01/12      2,005,933
                                                                            ------------

           KENTUCKY  2.2%
  4,025    Louisville & Jefferson Cnty, KY Metro Swr
           Dist Swr & Drain Sys Ser A (FGIC Insd)...... 4.750    05/15/28      3,704,047
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           LOUISIANA  8.0%
$ 2,500    Louisiana Loc Govt Envir Fac Pkg Fac Corp
           Garage Proj Ser A (AMBAC Insd).............. 5.375%   10/01/31   $  2,512,725
  6,000    New Orleans, LA Rfdg (MBIA Insd)............ 5.125    09/01/21      6,033,060
  2,000    New Orleans, LA Rfdg (FGIC Insd)............ 5.500    12/01/21      2,127,760
  2,800    Saint Charles Parish, LA Solid Waste Disp
           Rev LA Pwr & Lt Co Proj (FSA Insd).......... 7.050    04/01/22      2,837,856
                                                                            ------------
                                                                              13,511,401
                                                                            ------------
           MASSACHUSETTS  3.7%
  2,000    Massachusetts Muni Whsl Elec Co Proj No 6-A
           (MBIA Insd)................................. 5.250    07/01/16      2,070,100
  1,000    Massachusetts St Hlth & Ed Fac Auth Rev
           Saint Mem Med Ctr Ser A..................... 6.000    10/01/23        890,810
  3,065    Massachusetts St Hsg Fin Agy Hsg Rev Insd
           Rental Ser A Rfdg (AMBAC Insd).............. 6.600    07/01/14      3,213,744
                                                                            ------------
                                                                               6,174,654
                                                                            ------------
           MICHIGAN  4.1%
  1,000    Battle Creek, MI Downtown Dev Auth Tax
           Increment Rev (Prerefunded @ 05/01/04)...... 7.600    05/01/16      1,117,650
  1,000    Hillsdale, MI Hosp Fin Auth Hosp Rev
           Hillsdale Cmnty Hlth Ctr.................... 5.250    05/15/26        825,870
  1,495    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Hsg Orion Four Ser A (Var Rate
           Cpn)........................................ 6.250    08/01/39      1,519,129
  1,500    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Ser A Rfdg (GNMA
           Collateralized)............................. 6.600    04/01/30      1,561,605
  2,000    Michigan St Strategic Fd Ltd Oblig Rev
           Detroit Edison Poll Ctl B Rfdg.............. 5.650    09/01/29      1,965,120
                                                                            ------------
                                                                               6,989,374
                                                                            ------------
           MISSISSIPPI  2.1%
  2,000    Mississippi Business Fin Corp MS Pollutn Ctl
           Rev Sys Energy Res Inc Proj Rfdg............ 5.900    05/01/22      1,924,000
  1,550    Mississippi Dev Bank Spl Oblig Madison Cnty
           Hosp Proj................................... 6.400    07/01/29      1,643,419
                                                                            ------------
                                                                               3,567,419
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           MISSOURI  2.2%
$ 1,000    Lees Summit, MO Wtr & Swr Rev Rfdg (AMBAC
           Insd)....................................... 5.250%   07/01/12   $  1,076,410
  1,500    Saint Louis Cnty, MO Mtg Rev Ctfs Rcpt Ser H
           (Escrowed to Maturity) (GNMA
           Collateralized)............................. 5.400    07/01/18      1,563,345
  1,000    Springfield, MO Pub Util Rev Lease Pur
           (AMBAC Insd)................................ 5.000    12/01/17      1,009,700
                                                                            ------------
                                                                               3,649,455
                                                                            ------------
           NEW JERSEY  4.6%
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Gen
           Hosp Ctr at Passaic (Escrowed to Maturity)
           (FSA Insd).................................. 6.000    07/01/06      1,111,940
  4,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
           Pollutn Ctl Pub Svc Elec & Gas Ser A (MBIA
           Insd) (b)................................... 5.450    02/01/32      4,027,400
  2,500    Secaucus, NJ Muni Util Auth Swr Rev Ser A
           Rfdg........................................ 6.000    12/01/08      2,685,050
                                                                            ------------
                                                                               7,824,390
                                                                            ------------
           NEW YORK  11.0%
  2,500    New York City Ser A......................... 7.000    08/01/04      2,724,000
  3,950    New York City Ser A1........................ 6.375    08/01/10      4,295,033
  1,050    New York City Ser A1 (Prerefunded @
           08/01/05)................................... 6.375    08/01/10      1,184,295
  2,000    New York City Ser B1 (Prerefunded @
           08/15/04) (MBIA Insd)....................... 6.950    08/15/12      2,229,240
  1,800    New York City Ser E Rfdg.................... 6.600    08/01/03      1,893,060
  1,000    New York St Dorm Auth Rev City Univ Third
           Gen Res Ser 2 (Prerefunded @ 07/01/04) (MBIA
           Insd)....................................... 6.250    07/01/19      1,084,970
  1,520    New York St Dorm Auth Rev Insd John T Mather
           Mem Hosp (Connie Lee Insd).................. 6.500    07/01/09      1,757,287
    425    New York St Energy Res & Dev Auth St Svc
           Contract Rev................................ 5.400    04/01/04        447,500
    500    New York St Energy Res & Dev Auth St Svc
           Contract Rev................................ 5.500    04/01/05        534,605
    360    New York St Energy Res & Dev Auth St Svc
           Contract Rev................................ 5.500    04/01/06        389,228
  2,000    New York St Urban Dev Corp Rev Correctional
           Fac Ser A Rfdg.............................. 5.500    01/01/16      2,078,520
                                                                            ------------
                                                                              18,617,738
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           OHIO  3.3%
$ 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj........................................ 7.500%   01/01/30   $  1,080,820
  1,000    Franklin Cnty, OH Hosp Rev Holy Cross Hlth
           Sys Ser B Rfdg (MBIA Insd).................. 5.250    06/01/08      1,048,530
  1,040    Lorain Cnty, OH Hosp Rev EMH Regl Med Ctr
           Rfdg (AMBAC Insd)........................... 7.750    11/01/13      1,205,381
  1,000    Rocky River, OH City Sch Dist............... 5.375    12/01/17      1,061,990
    115    Strongsville, OH............................ 6.700    12/01/11        131,685
    950    Strongsville, OH (Prerefunded @ 12/01/06)... 6.700    12/01/11      1,108,859
                                                                            ------------
                                                                               5,637,265
                                                                            ------------
           OKLAHOMA  2.6%
  1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd)................................ 6.250    11/01/22      1,101,470
  2,960    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
           Ctr Proj Rfdg (Escrowed to Maturity) (Connie
           Lee Insd)................................... 6.250    06/01/07      3,337,311
                                                                            ------------
                                                                               4,438,781
                                                                            ------------
           OREGON  1.2%
  1,930    Oregon St Vets Welfare Ser 76A.............. 6.050    10/01/28      2,009,999
                                                                            ------------

           PENNSYLVANIA  8.8%
  5,780    Erie, PA Sch Dist Cap Apprec Rfdg (FSA
           Insd).......................................   *      09/01/20      2,136,519
  1,500    Pennsylvania Econ Dev Fin Auth Res Recovery
           Rev Colver Proj Ser D....................... 7.050    12/01/10      1,574,820
  1,650    Pennsylvania Hsg Fin Agy Single Family Ser
           56A (FHA/VA Gtd)............................ 6.150    10/01/27      1,708,064
  7,500    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
           (FSA Insd).................................. 6.250    07/01/08      7,980,225
  1,315    State Pub Sch Bldg Auth PA Sch Rev
           Burgettstown Sch Dist Ser D (Prerefunded @
           02/01/05) (MBIA Insd)....................... 6.450    02/01/10      1,438,755
                                                                            ------------
                                                                              14,838,383
                                                                            ------------
           SOUTH CAROLINA  2.3%
  4,000    Lexington, SC Wtr & Swr Rev Comb Ser A Rfdg
           & Impt (MBIA Insd).......................... 5.000    04/01/32      3,838,120
                                                                            ------------

           SOUTH DAKOTA  0.9%
  1,375    Deadwood, SD Ctfs Partn (ACA Insd).......... 6.375    11/01/20      1,445,139
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           TENNESSEE  2.6%
$ 2,500    Harpeth Vly Utils Dist TN Davidson &
           Williamson Cntys Rev (MBIA Insd)............ 5.250%   09/01/17   $  2,622,350
  1,300    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg Ser A Rfdg (MBIA Insd)............ 7.500    07/01/25      1,579,513
    100    Tennessee Hsg Dev Agy Mtg Fin Ser A......... 7.125    07/01/26        103,362
                                                                            ------------
                                                                               4,305,225
                                                                            ------------
           TEXAS  13.9%
  2,335    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)... 6.250    09/01/14      2,636,168
  1,500    Brazos River Auth TX Pollutn Ctl Rev Adj TX
           Elec Co Proj Ser C Rfdg..................... 5.750    05/01/36      1,518,270
  2,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Hermann Hosp Proj (Prerefunded @ 10/01/04)
           (MBIA Insd)................................. 6.375    10/01/24      2,200,140
  4,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser A
           Rfdg (FSA Insd)............................. 5.000    12/01/30      3,787,600
  4,000    Houston, TX Wtr & Swr Sys Rev Ser A Rfdg
           (FSA Insd).................................. 5.000    12/01/28      3,774,280
  2,750    Irving, TX Indpt Sch Dist (PSF Gtd)......... 5.000    02/15/31      2,599,575
  1,000    Mesquite, TX Hlth Fac Dev Christian Care Fac
           Ser A....................................... 7.625    02/15/28      1,032,420
  1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj......................... 7.250    01/01/31      1,557,375
  2,500    Tarrant Cnty, TX Hlth Fac Dev TX Hlth
           Resources Sys Ser A (MBIA Insd)............. 5.000    02/15/26      2,302,675
  2,000    Texas St Wtr Fin Assistance................. 5.500    08/01/35      2,028,100
                                                                            ------------
                                                                              23,436,603
                                                                            ------------
           UTAH  0.3%
    475    Utah St Hsg Fin Agy Single Family Mtg Sr
           Issue Ser B-2 (FHA/VA Gtd).................. 6.500    07/01/15        494,261
                                                                            ------------

           VIRGINIA  6.0%
  2,000    Fairfax Cnty, VA Ctfs Partn................. 5.300    04/15/23      1,980,720
  1,500    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
           Rev Henrico Cnty Regl Jail Proj (Prerefunded
           @ 08/01/05)................................. 6.500    08/01/10      1,695,315
  2,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...... 6.900    03/01/19      2,175,520
  1,380    Richmond, VA Indl Dev Auth Govt Fac Rev
           Bonds (AMBAC Insd).......................... 5.000    07/15/14      1,451,470

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           VIRGINIA (CONTINUED)
$ 1,715    Richmond, VA Indl Dev Auth Govt Fac Rev
           Bonds (AMBAC Insd).......................... 5.000%   07/15/17   $  1,760,002
  1,000    Virginia St Hsg Dev Auth Multi-Family Ser E
           Rfdg........................................ 5.900    11/01/17      1,025,140
                                                                            ------------
                                                                              10,088,167
                                                                            ------------
           WASHINGTON  3.8%
  1,000    Quinault Indian Nation, WA Quinault Beach
           Ser A Rfdg & Impt (ACA Insd)................ 5.800    12/01/15      1,029,970
  4,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
           Insd)....................................... 5.500    01/01/11      4,354,640
  1,000    Washington St Higher Ed Fac Auth Rev Gonzaga
           Univ Proj Rfdg (MBIA Insd).................. 4.750    04/01/22        931,040
                                                                            ------------
                                                                               6,315,650
                                                                            ------------
           WEST VIRGINIA  5.6%
    500    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev West PA Pwr Co Ser C (AMBAC Insd).. 6.750    08/01/24        541,215
  3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      3,070,440
  3,210    West Virginia St Pkwys Econ Dev & Tourism
           Auth Rfdg (FGIC Insd)....................... 5.250    05/15/17      3,375,764
  2,215    West Virginia St Wtr Dev Auth Wtr Dev Rev Ln
           Pgm II Ser A (Prerefunded @ 11/01/04) (FSA
           Insd)....................................... 6.750    11/01/33      2,486,072
                                                                            ------------
                                                                               9,473,491
                                                                            ------------
           WISCONSIN  2.5%
  1,500    Wisconsin Hsg & Econ Dev Auth Home Ownership
           Rev Ser F................................... 5.250    07/01/29      1,421,040
  2,490    Wisconsin St Hlth & Ed Fac Auth Rev Bellin
           Mem Hosp (AMBAC Insd)....................... 6.625    02/15/08      2,790,717
                                                                            ------------
                                                                               4,211,757
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           PUERTO RICO  5.6%
$ 8,000    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
           Ser Y Rfdg (FSA Insd)....................... 6.250%   07/01/21   $  9,381,520
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  164.1%
  (Cost $262,613,605)....................................................    276,690,864
SHORT-TERM INVESTMENTS  3.4%
  (Cost $5,769,999)......................................................      5,769,999
                                                                            ------------

TOTAL INVESTMENTS  167.5%
  (Cost $268,383,604)....................................................    282,460,863
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%..............................      1,220,220
PREFERRED SHARES  (68.2%)................................................   (115,011,860)
                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $168,669,223
                                                                            ============

 * Zero coupon bond

(a) Security purchased on a when-issued or delayed delivery basis.

(b) Asset segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $268,383,604).......................  $282,460,863
Cash........................................................        80,009
Receivables:
  Interest..................................................     4,254,423
  Investments Sold..........................................       136,121
Other.......................................................           385
                                                              ------------
    Total Assets............................................   286,931,801
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,817,622
  Investment Advisory Fee...................................       139,002
  Administrative Fee........................................        46,334
  Affiliates................................................        13,680
Trustees' Deferred Compensation and Retirement Plans........       153,301
Accrued Expenses............................................        80,779
                                                              ------------
    Total Liabilities.......................................     3,250,718
Preferred Shares............................................   115,011,860
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $168,669,223
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($168,669,223 divided by 11,681,272 shares outstanding)...  $      14.44
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 11,681,272 shares issued and
  outstanding)..............................................       116,813
Paid in Surplus.............................................   172,387,137
Net Unrealized Appreciation.................................    14,077,259
Accumulated Undistributed Net Investment Income.............     1,507,887
Accumulated Net Realized Loss...............................   (19,419,873)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $168,669,223
                                                              ============

PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 4,600 issued with liquidation preference of
  $25,000 per share)........................................  $115,000,000
                                                              ============

NET ASSETS INCLUDING PREFERRED SHARES.......................  $283,669,223
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 7,744,047
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      845,272
Administrative Fee..........................................      281,758
Preferred Share Maintenance.................................      161,389
Trustees' Fees and Related Expenses.........................       20,501
Legal.......................................................       15,673
Custody.....................................................        8,748
Other.......................................................      100,143
                                                              -----------
    Total Expenses..........................................    1,433,484
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,310,563
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   462,984
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   20,339,611
  End of the Period.........................................   14,077,259
                                                              -----------
Net Unrealized Depreciation During the Period...............   (6,262,352)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,799,368)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (808,947)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (297,752)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  6,310,563        $ 12,849,965
Net Realized Gain..................................        462,984           3,999,026
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (6,262,352)          9,074,716

Distributions to Preferred Shareholders:
  Net Investment Income............................       (808,947)         (3,662,766)
                                                      ------------        ------------

Change in Net Assets from Operations...............       (297,752)         22,260,941
                                                      ------------        ------------

Distributions to Common Shareholders:
  Net Investment Income............................     (5,203,749)         (8,918,316)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (5,501,501)         13,342,625

NET ASSETS:
Beginning of the Period............................    174,170,724         160,828,099
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,507,887
  and $1,025,077, respectively)....................   $168,669,223        $174,170,724
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,     -------------------
                                                      2002(a)       2001        2000
                                                     ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b)........  $ 14.91      $ 13.77    $  13.28
                                                      -------      -------    --------
  Net Investment Income.............................      .55         1.10        1.13
  Net Realized and Unrealized Gain/Loss.............     (.50)        1.11         .54
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income...........................     (.07)        (.31)       (.40)
    Net Realized Gain...............................      -0-          -0-         -0-
                                                      -------      -------    --------
Total from Investment Operations....................     (.02)        1.90        1.27
                                                      -------      -------    --------
Less Distributions Paid to Common Shareholders:
    Net Investment Income...........................      .45          .76         .78
    Net Realized Gain...............................      -0-          -0-         -0-
                                                      -------      -------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $ 14.44      $ 14.91    $  13.77
                                                      =======      =======    ========
Common Share Market Price at End of the Period......  $ 13.71      $ 13.36    $11.8125
Total Return (c)....................................    6.04%*      20.07%       9.19%
Net Assets at End of the Period (In millions).......  $ 168.7      $ 174.2    $  160.8
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................    1.71%        1.76%       1.85%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    7.53%        7.66%       8.44%
Portfolio Turnover..................................      19%*         45%         22%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................    1.02%        1.04%       1.06%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................    6.56%        5.48%       5.48%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................    4,600        4,600       4,600
Asset Coverage Per Preferred Share (f)..............  $61,670      $62,863    $ 59,963
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $25,000      $25,000    $ 25,000
Average Market Value Per Preferred Share............  $25,000      $25,000    $ 25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net asset applicable to common shares by .05%. Per share, ratios and supplemental data for the periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at June 25, 1993, is adjusted for common and preferred share offering costs of $.234 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      JUNE 25, 1993
                                                                      (COMMENCEMENT
                                                                      OF INVESTMENT
YEAR ENDED OCTOBER 31,                                                OPERATIONS) TO
-------------------------------------------------------------------    OCTOBER 31,
      1999       1998       1997       1996       1995       1994          1993
------------------------------------------------------------------------------------
    $  15.08   $  14.51   $  13.88   $  13.72   $  12.20   $  15.58      $  14.77
    --------   --------   --------   --------   --------   --------      --------
        1.12       1.12       1.13       1.14       1.15       1.11           .31
       (1.82)       .57        .60        .12       1.55      (3.28)          .71
        (.32)      (.34)      (.35)      (.35)      (.38)      (.25)         (.06)
         -0-        -0-        -0-        -0-        -0-       (.01)          -0-
    --------   --------   --------   --------   --------   --------      --------
       (1.02)      1.35       1.38        .91       2.32      (2.43)          .96
    --------   --------   --------   --------   --------   --------      --------
         .78        .78        .75        .75        .80        .90           .15
         -0-        -0-        -0-        -0-        -0-        .05           -0-
    --------   --------   --------   --------   --------   --------      --------
    $  13.28   $  15.08   $  14.51   $  13.88   $  13.72   $  12.20      $  15.58
    ========   ========   ========   ========   ========   ========      ========
    $11.5625   $14.0625   $12.6875   $ 11.625   $ 11.375   $  10.50      $  15.00
     -12.84%     17.23%     16.02%      8.98%     16.07%    -24.59%         1.01%*
    $  155.1   $  176.1   $  169.5   $  162.1   $  160.2   $  142.5      $  182.0
       1.79%      1.79%      1.83%      1.90%      1.94%      1.82%         1.59%
       7.68%      7.54%      8.04%      8.31%      8.85%      7.95%         5.75%
         25%        13%        23%        37%        58%       115%           55%*
       1.06%      1.08%      1.08%      1.10%      1.10%      1.06%         1.11%
       5.50%      5.20%      5.56%      5.77%      5.88%      6.11%         4.76%
       4,600      2,300      2,300      2,300      2,300      2,300        23,000
    $ 58,717   $126,569   $123,694   $120,481   $119,666   $111,967      $129,150
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
    $ 25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust intends to invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on June 25, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $2,870,664 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $184,943 increase in cost of securities and a corresponding $184,943 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $41,075; increase net unrealized depreciation by $25,706, and decrease net realized gains by $15,369. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $19,881,996 which will expire between October 31, 2002 and October 31, 2008. Of this amount, $4,543,683 will expire on October 31, 2002. Net realized gains or losses may differ for financial reporting and tax purposes as a result of deferral of losses related to wash sale transactions.

    At April 30, 2002 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $268,173,816
                                                                ============
Gross tax unrealized appreciation...........................    $ 15,015,188
Gross tax unrealized depreciation...........................         728,141
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 14,287,047
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Decrease in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $7,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $18,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2002, Van Kampen owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $56,253,035 and $52,850,927, respectively.

4. PREFERRED SHARES

As of April 30, 2002,the Trust has outstanding 4,600 Auction Preferred Shares ("APS") in three series. Series A and B each contain 1,600 shares while Series C contains 1,400 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days through an auction process. The average rate in effect on April 30, 2002 was 1.393%. During the six months ended April 30, 2002, the rates ranged from 1.033% to 1.970%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VOT SAR 6/02                                                   Member NASD/SIPC.
                                                                 6149F02-AS-6/02